VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2008 -- OCTOBER 31, 2008



                                                                 Amount of     % of
                                        Offering     Total        Shares     Offering  % of Funds
   Security      Purchase/    Size of   Price of   Amount of     Purchased   Purchased    Total                     Purchased
   Purchased     Trade Date  Offering    Shares     Offering      by Fund     by Fund    Assets       Brokers         From
   ---------     ----------  --------    ------     --------      -------     -------    ------       -------         ----

  The School      05/15/08       -       $104.00  $538,305,000  $1,725,000     0.84%      0.46%     Goldman,      Goldman Sachs
  Board of                                                                                          Sachs &
  Miami-Dade                                                                                        Co., Morgan
County, Florida                                                                                     Stanley,
                                                                                                    Citi,
                                                                                                    JPMorgan,
                                                                                                    M.R. Beal &
                                                                                                    Company,
                                                                                                    Ramirez &
                                                                                                    Co., Inc.,
                                                                                                    UBS
                                                                                                    Investment
                                                                                                    Bank,
                                                                                                    Siebert
                                                                                                    Brandford
                                                                                                    Shank & Co.

  The School      05/15/08       -       $103.12   $538,305,000 $2,825,000     0.84%      0.46%     Goldman,      Goldman Sachs
   Board of                                                                                         Sachs &
  Miami-Dade                                                                                        Co., Morgan
County, Florida                                                                                     Stanley,
                                                                                                    Citi,
                                                                                                    JPMorgan,
                                                                                                    M.R. Beal &
                                                                                                    Company,
                                                                                                    Ramirez &
                                                                                                    Co., Inc.,
                                                                                                    UBS
                                                                                                    Investment
                                                                                                    Bank,
                                                                                                    Siebert
                                                                                                    Brandford
                                                                                                    Shank & Co.
